SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 OCTOBER 9, 2001
                                 Date of Report
                        (Date of earliest event reported)

                              EVOLVE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


            000-31155                                    94-3219745
      (Commission File No.)                 (IRS Employer Identification Number)


                           1400 65TH STREET, SUITE 100
                          EMERYVILLE, CALIFORNIA 94608
                    (Address of Principal Executive Offices)

                                  510-428-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM  1.       CHANGES  IN  CONTROL  OF  REGISTRANT
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     The events described under Item 5 of this Current Report on Form 8-K may be deemed  a  change  of  control  within  the  meaning  of  Item  1  of  Form 8-K.

ITEM  5.       OTHER  EVENTS
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     On  October  9,  2001,  Evolve  Software, Inc., a Delaware corporation (the
"Company") completed a private placement of certain securities pursuant to the Series A Preferred Stock Purchase Agreement dated as of September 23, 2001 (the "Purchase Agreement") attached hereto as Exhibit 10.1, by and among the Company, Warburg Pincus Private Equity VIII, L.P. ("Warburg") and certain other investors named in the Schedule of Purchasers to the Purchase Agreement (collectively, the "Investors"). The execution of the Purchase Agreement was previously reported in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2001, as amended on October 3, 2001.

     SALE  OF  SERIES A PREFERRED STOCK.     Pursuant to the Purchase Agreement,
(1) the Company issued and sold to the Investors an aggregate of 1,300,000 shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") at a price of $10 per share, or an aggregate of $13,000,000 in cash; (2) the Company issued to the Investors warrants to purchase up to an aggregate of 1,300,000 additional shares of Series A Preferred Stock at a price of $10 per share in cash, which warrants are exercisable for up to one year under certain circumstances, in the forms attached hereto as Exhibit 10.2 ("Preferred Stock Warrants"); (3) the Company issued to the Investors warrants to purchase up to 6,500,000 shares of Common Stock at a price of $1.00 per share in the form attached hereto as Exhibit 10.3 ("Common Stock Warrants") and (4) the Company agreed to grant to the Investors additional Common Stock Warrants to purchase a number of shares of Common Stock equal to 25% of the number of shares of Common Stock into which the shares of Series A Preferred Stock issued upon exercise of the Preferred Stock Warrants are convertible, at the time such Preferred Stock Warrants are exercised. Each share of Series A Preferred Stock is convertible into Common Stock at an initial conversion price of $0.50, or at an initial conversion rate of 20 shares of Common Stock for each share of Series A Preferred Stock, subject to certain adjustments as set forth in the Certificate of Designation of Series A Preferred Stock of the Company attached hereto as
Exhibit  10.4  (the  "Certificate  of  Designation").

     The number of shares of Common Stock into which the Series A Preferred Stock is convertible will increase at the rate of 8.00% per year from the date of issue. The Certificate of Designation also provides that the Series A Preferred Stock has dividend, liquidation, conversion and voting rights in preference to the Common Stock.

     INTEREST OF INVESTOR. Of the aggregate of 1,300,000 shares of Series A Preferred Stock issued and sold by the Company, 1,000,000 shares were purchased by Warburg for a purchase price of $10,000,000 in cash. Warburg also acquired
(1) Preferred Stock Warrants to purchase additional 1,000,000 shares of Preferred Stock, (2) a Common Stock Warrant to purchase up to 5,000,000 shares of Common Stock and (3) the right to acquire additional Common Stock Warrants to purchase up to 5,000,000 Stock upon exercise of the Preferred Stock Warrants held by Warburg. If all Preferred Stock Warrants and Common Stock Warrants


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issued or issuable to Warburg were exercised in full and if all shares of Series
A Preferred Stock issued or issuable to Warburg were converted into shares of Common Stock, Warburg would beneficially own 50,003,298 shares of Common Stock or 55.0% of all outstanding shares of Common Stock of the Company as of September 27, 2001 (without taking into account the shares of Common Stock issuable to the other Investors). Based on information set forth in Warburg's
Schedule 13-D report dated October 3, 2001, the aggregate purchase price for the shares of Series A Preferred stock acquired by Warburg was paid out of the working capital of Warburg.

     CONVERSION OF SERIES A PREFERRED STOCK. Pursuant to the Certificate of Designation, the Company may cause all of the shares of Series A Preferred Stock to be automatically converted into Common Stock at any time after the fifth anniversary of the date of initial issuance of such shares, provided that the Company may only cause such automatic conversion if the closing price per share of Common Stock for thirty (30) consecutive trading days ending within ten (10) days of the date on which notice of such automatic conversion is given to the holders of the Series A Preferred Stock shall have been at least $5.00, as adjusted for any stock splits, stock dividends and similar events. All shares of Series A Preferred Stock will also automatically convert into Common Stock at the election of the holders of a majority of the outstanding shares of Series A Preferred Stock. The Series A Preferred Stock may also be converted at any time at the election of each holder.

     VOTING. As set forth in the Certificate of Designation, holders of Series A Preferred Stock are entitled to vote such stock on an as converted basis (without giving effect to certain adjustments in the conversion ratio subsequent to the Closing Date), together with the holders of Common Stock as a single class with respect to all matters, except under specified circumstances described below under "Board Representation" with respect to the election of directors and under "Change of Control" with respect to certain Change of Control transactions. In addition, the Company will not, without the affirmative vote of the holders of a majority of the outstanding shares of Series A
Preferred Stock, (i) amend or repeal the provisions of the Certificate of Designation; (ii) authorize or issue any shares of a class or series senior to the Series A Preferred Stock or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock senior to the Series A Preferred Stock; (iii) issue any bonds, debentures or notes or incur similar debt obligations, other than trade debt in the ordinary course of business; (iv) pay any dividend on any shares of stock junior to the Series A Preferred Stock or repurchase or redeem any such shares of stock junior to the Series A Preferred Stock, except for repurchases of unvested shares of stock at cost from employees, directors, consultants and other service providers; (v) repurchase any outstanding shares of stock, except for repurchase of shares held by employees pursuant to repurchase agreements approved by the board of directors and redemption of shares of Series A Preferred Stock; (vi) amend the bylaws to increase the authorized number of directors of the Company to more than eight; or (vii) authorize or issue any shares of any class or series of stock on parity with the Series A Preferred Stock or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock on parity with the Series A Preferred Stock, provided that such restriction shall no longer be applicable if Preferred Stock Warrants are not exercised to purchase 500,000 or more shares of Series A Preferred Stock prior to the six-month anniversary of the date of first issuance of Series A Preferred Stock.


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     BOARD  REPRESENTATION.  The  terms  of the Series A Preferred Stock, as set forth  in  the  Certificate  of Designation, provide for holders of the Series A
Preferred Stock to elect three members to the Board, voting separately as a class. Except as described in the next sentence, this provision remains in effect for so long as at least 75% of the shares of Series A Preferred Stock issued by the Company outstanding. If less than 75% but at least 50% of the shares of Series A Preferred Stock issued by the Company remain outstanding, or if Warburg does not exercise Preferred Stock Warrants to purchase at least 500,000 shares of Series A Preferred Stock prior to expiration of such warrants, the number of directors to be elected by holders of Series A Preferred Stock voting separately shall be reduced to two. If less than 50% but at least 25% of the shares of Series A Preferred Stock issued by the Company remain outstanding, the number of directors to be elected by holders of the Series A Preferred Stock voting separately shall be reduced to one. If less than 25% of the shares of Series A Preferred Stock issued by the Company remain outstanding, the holders of Series A Preferred Stock will no longer have the right to elect any members of the board of directors voting separately. All other directors will be elected by the holders of the Common Stock and the Series A Preferred Stock voting as a single class. The initial designees of the holders of Series A Preferred Stock, Cary Davis, Nancy Martin and Gayle Crowell, were appointed to the Board effective as of the closing of the initial sale of Series A Preferred Stock (the "Closing"). Mr. Davis and Dr. Martin are members and managing directors of Warburg, Pincus LLC and are general partners of Warburg, Pincus & Co. Ms. Crowell is a full-time adviser of Warburg, Pincus LLC.

     CHANGE OF CONTROL. Under the Certificate of Designation, the Company may not consummate any Change of Control Transaction, as defined the Certificate of Designation, without the affirmative vote of holders of a majority of the outstanding shares of Series A Preferred Stock, unless such transaction would result in aggregate consideration paid in respect of such Series A Preferred Stock equal to the original purchase price thereof, plus an internal rate of return equal to at least 50%. In addition, in the event of any Change of Control Transaction, holders of Common Stock Warrants will have the right to deliver such warrants to the Company in exchange for payments equal to the Black-Scholes value of such warrants at the time of such transaction, payable in cash or, subject to certain conditions, Common Stock of the Company.

     PREEMPTIVE RIGHTS. Effective as of the Closing under the Purchase Agreement and subject to certain exceptions, the Company has granted to the Investors rights to maintain their percentage ownership in the Company in the event of future equity issuances by the Company. A copy of the form of Preemptive Rights Agreement providing for such rights is attached as Exhibit 10.5 hereto.

     REGISTRATION OF SHARES OF COMMON STOCK FOR RESALE. Effective as of the Closing under the Purchase Agreement, subject to certain conditions, the Company has agreed to prepare and file with the SEC, upon request of the holders of Series A Preferred Stock after June 1, 2002, registration statements to enable the resale of the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock (including Series A Preferred Stock issuable upon exercise of the Preferred Stock Warrants), and upon exercise or conversion of the Common Stock Warrants. A copy of the form of Registration Rights Agreement providing for such rights is attached as Exhibit 10.6 hereto.


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     VOTING  AGREEMENT.  Warburg has entered into voting agreements (the "Voting
Agreements") with certain holders of shares of Common Stock and Series A Preferred Stock of the Company and rights to purchase such shares (the "Voting Agreement Signatories"). Pursuant to the Voting Agreements, the Voting Agreement Signatories have agreed, among other things, to vote all shares of capital stock of the Company they hold in favor of amending the Company's Amended and Restated Certificate of Incorporation (1) to increase the number of authorized shares of Common Stock of the Company by 90,000,000 shares, to an aggregate of 200,000,000 shares, and (2) to permit holders of Series A Preferred Stock to act by written consent in lieu of a meeting of stockholders. The aggregate number of shares of Common Stock of the Company held by all Voting Agreement Signatories (including shares that may be acquired by such Voting Agreement Signatories within 60 days of the date hereof) is 16,194,296, or 39.65% of all outstanding shares of Common Stock of the Company as of September 27, 2001. The Voting Agreements expire on upon the approval by the Company's stockholders of each of the matters described therein. The form of such Voting Agreements is set forth as Exhibit 10.7 hereto.

     The foregoing summary of the Purchase Agreement and the agreements and transactions contemplated thereby is qualified in its entirety by reference to the Purchase Agreement and the forms of Preferred Stock Warrants, Common Stock Warrants, Certificate of Designation, Preemptive Rights Agreement, Registration Rights Agreement and Voting Agreements, copies of which are set forth as Exhibits 10.1 through 10.7 hereto and are incorporated herein by reference.

     PRESS RELEASE. On October 11, 2001, the Company issued a press release announcing the Closing. A copy of the press release is attached hereto as
Exhibit  99.1  and  is  incorporated  herein  by  this  reference.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS
--------     ------------------------------------

               (c)    Exhibits

               10.1 Series A Preferred Stock Purchase Agreement, dated as of September 23, 2001, by and among the Company, the Investors and certain other persons.*

               10.2 Form of Form A Subscription Warrant and Form of Form B Subscription Warrant.*

               10.3  Form of Warrant to Purchase Shares of Common Stock.*

               10.4 Certificate of Designation of Series A Preferred Stock of the Company.*

               10.5 Preemptive Rights Agreement among the Company and the Investors.*

               10.6 Registration Rights Agreement among the Company, the Investors and certain other stockholders in the Company.


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               10.7  Form of  Voting  Agreement  between  Warburg  and  certain stockholders of  the  Company.

               99.1  Press  Release  dated  October  11,  2001.


               -----------------------------------------------------------------
               (*) Filed as an Exhibit to the Company's amended Current Report on Form 8-K/A filed on October 3, 2001.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 24, 2001             EVOLVE  SOFTWARE,  INC.


                                    By:  /s/  Kenneth J. Bozzini
                                         ---------------------------------------
                                         Kenneth J. Bozzini
                                         Chief Financial Officer, Vice President
                                         of Finance




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                                INDEX TO EXHIBITS


     EXHIBIT
     NUMBER          DESCRIPTION
     ------          -----------------------------------------------------------

      10.1 Series A Preferred Stock Purchase Agreement, dated as of September 23, 2001, by and among the Company, the Investors and certain other persons.*

      10.2 Form of Form A Subscription Warrant and Form of Form B Subscription Warrant.*

      10.3     Form  of  Warrant  to  Purchase  Shares  of  Common  Stock.*

      10.4 Form of Certificate of Designation of Series A Preferred Stock of the Company.*

      10.5 Form of Preemptive Rights Agreement among the Company and the Investors.*

      10.6 Registration Rights Agreement among the Company, the Investors and certain other stockholders in the Company.

      10.7 Form of Voting Agreement between Warburg and certain stockholders of the Company.

      99.1     Press Release dated October 11, 2001.

-------------------------
(*)  Filed  as  an Exhibit to the Company's amended Current Report on Form 8-K/A filed  on  October  3,  2001.
================================================================================



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